UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   May 23, 2006

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 PLATTE CLAY WAY KEARNEY, MISSOURI	64060
(Address of principal executive offices)	(Zip Code)

(800) 800-2244
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 23, 2006, the Board of Directors of Ply Gem Holdings, Inc. (the “Corporation”) approved the addition of Mr. Michael P. Haley as a member of the Board of Directors for the Corporation. Mr. Haley retired as Chairman of MW Manufacturers, (a subsidiary of Ply Gem Industries, Inc.) in 2005. Prior to joining MW in 2001, Mr. Haley had been President of American of Martinsville (a subsidiary of La-Z-Boy Inc.) and President of Loewenstein Furniture Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 25, 2006

PLY GEM HOLDINGS, INC.

By:  /s/ Shawn K. Poe
                                    Name: Shawn K. Poe
                                    Title: Vice President, Chief Financial Officer,
                                    Treasurer and Secretary